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                                                                   Exhibit 10.80

          THIS NOTE REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER SECURED BY AND PAYABLE SOLELY FROM TI-HE MORTGAGED PROPERTY (AS DEFINED [N THE INDENTURE (AS DEFINED HEREIN)) AND THE RELATED COLLATERAL, IF ANY. THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST [N THE INDENTURE TRUSTEE, SOVEREIGN BANK, SOVEREIGN BANCORP, INC., ANY INITIAL PURCHASER OR ANY OF THEIR RESPECTIVE AFFILIATES. TI-US NOTE IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE ISSUER, TF[E INDENTURE TRUSTEE, SOVEREIGN BANK, SOVEREIGN BANCORP, INC., THE INITIAL PURCHASERS, OR ANY OF THEIR RESPECTIVE AFFILIATES.

          THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ~SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR OTHERWISE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                       S-BNK DORCHESTER OPERATIONS, LLC
                       12.18% A-2 Note due June 30, 2020

No, 1                                   New York, New York
Original Principal Amount:              Issue Date:
$3 1,199,288                            June 30, 2000

          S-BNK DORCHESTER OPERATIONS, LLC, a Delaware limited liability company (the issue.2'), for value received, hereby promises to pay to FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Pass-Through Trustee, or permitted registered assigns, the principal amount of $3 1,199,288 in installments as provided below, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 12,18% per annum, which shall become due and payable (whether on the stated maturity date or on a date fixed for payment of any installment or for any optional or required prepayment or by purchase, acceleration, declaration or otherwise) in installments as

Provided below, and, to the extent permitted by Applicable Laws, with interest at the Default Rate on any overdue principal (including any overdue prepayment of principal) and, to the extent permitted by Applicable Laws, on any overdue Make-Whole Premium and any overdue interest, from the due date thereof until paid, payable on demand or if not so demanded on the next Payment Date (all capitalized terms above or hereinafter are used as defined in the Indenture referred to below). Such payments of principal of and interest on this Secured Note shall be payable to the person in whose name this Secured Note is registered at the close of business on the fifteenth day (whether or not a Business Day) preceding the respective Payment Date notwithstanding any transfer or exchange of this Secured Note subsequent to such date and prior to such Payment Date, except if and to the extent there is a default in the payment of principal of or interest on this Secured Note on such Payment Date, such defaulted principal and interest (including interest at the Default Rate) shall be paid to the person in whose name this Secured Note is registered at the close of business on a subsequent date (which shall be not less than five (5) Business Days prior to the date of payment of such defaulted principal and interest) established by notice given by mail on behalf of the Issuer to the Holders of Secured Notes not

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less than fifteen (15) days preceding such subsequent date for determining
Holders entitled to receive payment.

          Notwithstanding anything herein to the contrary, all payments of principal, Make-Whole Premium, if any, and interest on this Secured Note shall be made in lawful money of the United States of America in immediately available funds at the Corporate Trust Office or otherwise as provided in the Indenture referred to below

          The principal of and interest on this Secured Note shall be payable in the aggregate amounts and on the Scheduled Payment Dates set forth in the schedule of payments annexed hereto. This Secured Note shall bear interest on the principal amount from time to time outstanding as aforesaid

          It is not intended that, and none of the terms and conditions of the Indenture, the Mortgage or the other Operative Documents shall ever be construed to create a contract whereby, the Issuer or any guarantor endorser or other party now or hereafter becoming liable for payment of this Secured Note shall be required to pay interest on this Secured Note at a rate in excess of the maximum interest that may be lawfully charged under Applicable Law. Notwithstanding anything in this Secured Note or in any other Debt Document to the contrary, if at any time the interest rate payable under this Secured Note, together with all fees and charges which are treated as interest under Applicable Laws, including the Default Rate and the Make-Whole Premium (collectively, the "Charges") as provided in the Indenture or in any other document executed in connection therewith, or otherwise contracted for, charged, received, taken or reserved by the Indenture Trustee, shall exceed the maximum lawful rate (the "Legal Rate") which may be contracted for, charged, taken, received or reserved by the Indenture Trustee in accordance with Applicable Law, the interest rate applicable to this Secured Note and any other Debt Document, together with all Charges payable to the Indenture Trustee, shall be limited to the Legal Rate and any interest or Charges not so limited, taken, received or reserved by the Indenture Trustee at such time shall be spread, prorated or amortized over the term of this Secured Note to the fullest extent permitted by law.

          If any term or provision of this Secured Note or the Indenture or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid, illegal or unenforceable, such term or such provisions shall be ineffective as to such jurisdiction to the extent of such invalidity, illegality or unenforceability without (to the extent permitted by law) invalidating or rendering unenforceable any remaining terms and provisions hereof or thereof or the application of such term or provision to circumstances other than those as to which it is held invalid, illegal or unenforceable.

          The payments of principal and interest to be made on this Secured Note on a Scheduled Payment Date shall be in the respective amounts set forth in the schedule of payments annexed hereto as Schedule A, and shall be applied, first, to the payment of interest accrued on the unpaid principal amount hereof which is due and payable on such date of such payment (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, on overdue Make-Whole Premium, if any), and second, to the payment of the principal amount (including any overdue installment of principal) of, and Make-Whole Premium, if any, then due hereunder, provided, that, in any event, the final such installment shall be in an amount sufficient

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to pay in full the entire unpaid principal amount hereof together with Make-
Whole Premium, if any, and interest accrued thereon.

          In addition to the installment payments of principal and interest provided for above, this Secured Note is subject to prepayment or purchase, in whole or in part, upon the occurrence of certain events or, in certain instances, at the option of the Issuer, in certain cases without Make-Whole Premium, and in other cases with Make-Whole Premium, all in accordance with and subject to and as more fully set forth in Article 2, Article 9 and Article 14 of the Indenture dated as of June 30, 2000 (as such indenture may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture") among the Issuer and First Security Bank, National Association, as Indenture Trustee (the "Indenture Trustee", which term includes any successors and any separate or co-trustee under the indenture), a copy of which is on file and available for inspection at the corporate trust office of the Indenture Trustee in Salt Lake City, Utah. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities there under of the Issuer, the Indenture Trustee, the Lessee and the Holders.

          The Indenture Trustee is hereby authorized to endorse on the schedule attached to this A-2 Note as Schedule B (or on a continuation of any such schedule attached to this A-2 Note and made a part hereof) an appropriate notation evidencing the date and amount of each borrowing, and each payment or other reduction of principal, interest or other amounts due under the Debt Documents, in respect hereof. Such schedules shall, absent manifest error, constitute prima facie evidence of the accuracy of the information contained
           ----- -----
therein. The failure of the Indenture Trustee to make a notation on the schedules to this A-2 Note as aforesaid or the making of an incorrect notation by the Indenture Trustee shall not affect the obligations of the Issuer under this A-2 Note, the Indenture or any other Debt Document in any respect.

          The Indenture permits, with certain exceptions as therein provided, tile amendment thereof or the modification of the rights and obligations of the issuer and the rights of the Holders of the Secured Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Majority in Interest of Holders.

          This Secured Note is the duly authorized 12.18% A-2 Note of the Issuer originally issued in registered form pursuant to the Indenture and is secured as provided in the Indenture and the other Debt Documents. The registered Holder is entitled to the benefits of the Indenture and the security referred to therein, to which reference is hereby made for a description of the properties, interests and rights included in such security, the nature of such security and the rights of the Holders, the Indenture Trustee and the Issuer in respect of such security and the registered Holder and the Indenture Trustee, acting for the benefit of such Holder, may enforce the agreements of the Issuer contained therein and exercise the remedies provided for thereby ot otherwise available in respect thereof, all in accordance with the terms thereof

          As provided in the Indenture, upon surrender of this Secured Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer in form and

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substance reasonably satisfactory to the Indenture Trustee, and duly executed, by the registered for exchange, one or more new Secured Notes in an aggregate principal amount equal to the outstanding principal amount of this Secured Note will be issued to, and registered in the name of, the transferee or the registered Holder hereof By its acceptance of this Secured Note, the Holder hereof agrees to be bound by the provisions of the Indenture as though it were a party thereto. Subject to the provisions hereof relating to payment of principal and interest, the Issuer and the Indenture Trustee may treat the Person in whose name this Secured Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and neither the Issuer nor the Indenture Trustee shall be affected by any notice to the contrary.

          If an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Secured Note together with the Make-Whole Premium, if any, and all accrued but unpaid interest thereon, in certain circumstances shall become immediately due and payable and in other circumstances may be declared and become immediately due and payable in the manner and with the effect provided in the Indenture.

          Notwithstanding anything herein or in any other Operative Document to the contrary, insofar as the Issuer or any of its beneficiaries, members, managers, partners, shareholders, trustees, officers, directors, employees and agents (collectively, the "Exculpated Parties") are concerned, the indenture Trustee and each Holder by his acceptance of this Secured Note agrees that it will look solely to the Mortgaged Property, including the income and proceeds thereof and no recourse shall be had for the payment or performance of the Secured Notes or for the payment or performance of the Issuer's obligations hereunder or under the other Operative Documents against any Exculpated Party or any Person to which the Mortgaged Property, or any part thereof or interest therein, shall have been transferred, or against any property, assets or funds other than the Mortgaged Property. Nothing in this paragraph shall be construed to limit in any way (x) the remedies available against the Mortgaged Property under any Operative Document or against the Lessee under the Lease, (y) the rights and remedies available against the Mortgaged Property or the Lessee under Applicable Laws or (z) the rights and remedies of the Indenture Trustee against the RVI Insurer under the RVI Policy or under Applicable Laws. Notwithstanding any provision of the Indenture or any other Security Document, the provisions of this paragraph shall not (i) constitute a waiver, release or impairment of any obligation evidenced or secured by the Debt Documents; (ii) impair the right of the Indenture Trustee to name the issuer as a party defendant in any action or suit for foreclosure and sale under the Mortgage; (iii) impair the right of the Indenture Trustee to obtain the appointment of a receiver; or (iv) impair the enforcement of the Assignment of Lease executed in connection with the Indenture. Notwithstanding the foregoing, the provisions of this paragraph shall not constitute a waiver of the right of the Indenture Trustee to enforce against the Issuer, the liability and obligation of the Issuer, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by the Indenture Trustee (including attorneys' fees and costs reasonably incurred) as a result of the following:

          (A) any fraud if material misrepresentation by the Issuer, any affiliate, any agent, any employee of the Issuer, or any other person authorized to make statements or representations on behalf of the Issuer or any such affiliate, agent or employee in connection with the Operative Documents;

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          (B) the committing of any physical waste by the Issuer on the Property during a period while the Issuer or any affiliate, agent or employee of the Issuer is in possession thereof, or

          (C) the misapplication or conversion by the Issuer of (1) any insurance proceeds received by the Issuer by reason of any loss, damage or destruction to the Property, (2) any awards or other amounts received by the Issuer in connection with the condemnation of all or a portion of the Property, or (3) any rents or security deposits, if any, received by the Issuer (except Excepted Payments and such amounts received from the Indenture Trustee or the Pass-Through Trustee in accordance with the Operative Documents).

          The undersigned waives, to the fullest extent permitted by law, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Secured Note and agrees to pay all reasonable costs of collection when incurred, including reasonable legal fees and expenses, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing this Secured Note.

          THIS SECURED NOTE IS MADE AND DELIVERED IN NEW YORK, NEW YORK AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW.

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          IN WITNESS WHEREOF, the Issuer has caused this Secured Note to be duly executed and delivered by one of its duly authorized officers.

                                    S-BNK DORCHESTER OPERATIONS,
                                      LLC
                                      a Delaware limited liability company


                                    By: /s/ M. Scott Kipp
                                    Name:  M. Scott Kipp
                                    Title: Manager

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